UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2020

Supernus Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35518		20-2590184
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

9715 Key West Ave	Rockville	MD	20850
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (301) 838-2500

Not Applicable
(Former name or former address, if changed since last report.)

  Securities registered pursuant to Section 12(b) of the Exchange Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SUPN	The Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 9, 2020, Supernus Pharmaceuticals, Inc. (the “Company”) completed its previously announced acquisition of all of the outstanding equity of USWM Enterprises, LLC (“USWM Enterprises”), comprising the entire issued share capital of USWM Enterprises (the “Transaction”), pursuant to a Sale and Purchase Agreement with US WorldMeds Partners, LLC (“US WorldMeds”), dated April 28, 2020 (the “Agreement”). At the closing of the Transaction, the Company paid US WorldMeds $300 million in cash. Under the terms of the Agreement, the Company acquired the central nervous system portfolio of US WorldMeds, and specifically, the right to further develop and commercialize Apokyn®, Xadago® and the Apomorphine Infusion Pump in the United States and Myobloc® worldwide (the “Products”). The Company will be required to make additional cash payments of up to $230 million to US WorldMeds upon the achievement of certain commercial milestones related to the sale and development of the Products. The terms of the Transaction as set forth in the Agreement were previously disclosed in the Company’s Current Report on Form 8-K filed on May 4, 2020.

The foregoing description of the terms of the Agreement and is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Agreement, which the Company intends to file as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2020. Unless otherwise defined herein, the capitalized terms used above shall have the same meaning ascribed to them in the Agreement.

Item 8.01                                           Other Events.

On June 9, 2020, the Company issued a press release announcing the closing of the Transaction. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01                                          Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

This Current Report on Form 8-K will be supplemented by amendment to provide the required financial statements not later than 71 days after the date that this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(b) Pro Forma Financial Information

This Current Report on Form 8-K will be supplemented by amendment to provide the required pro forma financial information not later than 71 days after the date that this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(d)                                Exhibits

Exhibit 99.1 — Press Release Dated June 9, 2020, furnished as an Exhibit pursuant to Item 8.01 hereof.

Exhibit 104 — The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: June 11, 2020	By:	/s/ Gregory S. Patrick
Gregory S. Patrick
Senior Vice-President and Chief Financial Officer

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